UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2006

Commission File Number 000-31395

VillageEDOCS

(Exact name of registrant as specified in its charter)

CALIFORNIA	33-0668917
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

14471 CHAMBERS RD. STE. 105 TUSTIN CA	92780
(Address of principal executive offices)	(Zip Code)

(714) 734-1030
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 3.02 Unregistered Sales of Equity Securities.

On March 8, 2006, the Company accepted a notice from Barron Partners LP of its intent to convert 2,500,000 shares of the Company's Series A Preferred Stock into 2,500,000 shares of the Company's common stock.  The shares of common stock were issued on March 8, 2006

All offers and sales of our securities described above were made pursuant to Section 4(2) of the Securities Act of 1933 and Regulation D promulgated thereunder.

 Item 9.01  Financial Statements and Exhibits.

Exhibit 4.1	Notice of Conversion *

* Filed or furnished herewith

 SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      March 9, 2006                                                                               VILLAGEEDOCS

                                                                                                                        By:  /s/   Michael A. Richard
                                                                                                                        Print Name:  Michael A. Richard
                                                                                                                        Title:  Chief Financial Officer